                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT



This Third Amendment to Employment Agreement is made and entered into as of January 11, 2000, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and Thomas Martin ("Executive").


                                    RECITALS

         A) On March 31, 1998 an Employment Agreement was made and entered into by and between Employer and Executive.

         B) On March 31, 1999 a First Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

         C) On November 22, 1999, a Second Amendment to Employment Agreement was made and entered into by and between Employer and Executive.

         D) Employer and Executive now desire to amend the Employment Agreement, as set forth hereinbelow:

                                    AGREEMENT

         1)  Section 3.1 of the Employment Agreement, which provides:

               3.1 TERM. The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2000 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

               is hereby amended, effective as of January 11, 2000, to provide as follows:

               3.1 TERM. The term of Executive's employment hereunder shall commence on April 1, 1998 and shall continue until March 31, 2001 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

         2) All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.

Executed in San Diego, California, as of the date first written above.



EXECUTIVE                                        EMPLOYER
---------                                        --------
                                                PriceSmart, INC.

Thomas Martin                                   By: /s/ Kurt May

/s/ Thomas Martin                               Name: Kurt May

                                                Its: Chief Operating Officer